UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2022
eBay Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2025 Hamilton Avenue
San Jose, California 95125
(Address of principal executive offices)

(408) 376-7108
(Registrant's telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock	EBAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2022, the Board of Directors (the “Board”) of eBay Inc. (the “Company”) increased its size to 10 members and appointed Aparna Chennapragada as a member of the Board effective immediately. Her term will expire at the Company’s 2023 annual meeting of stockholders or at such time as her respective successor has been elected and qualified. Ms. Chennapragada has not been named to a committee of the Board at this time.

On August 18, 2022, Kathleen Mitic provided notice to the Company of her retirement as a member of the Board effective September 15, 2022. Immediately following Ms. Mitic’s retirement from the Board, the Board’s size will be decreased to 9 members. Ms. Mitic’s decision to leave the Board was not as a result of any disagreement with the Company.

As a non-employee director, Ms. Chennapragada is entitled to receive the same compensation paid by the Company to each of its non-employee directors as described under “Compensation of Directors” in the Company’s Definitive Proxy Statement for its 2022 Annual Meeting of Stockholders filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2022, which description is incorporated herein by reference. In addition, the Company will enter into its form of Indemnity Agreement with Ms. Chennapragada, a copy of which has been filed as Exhibit 10.01 to the Company’s Registration Statement on Form S-1 as filed with the SEC on July 15, 1998.

There is no arrangement or understanding between Ms. Chennapragada and any other persons pursuant to which she was appointed as a director. Furthermore, there are no transactions between Ms. Chennapragada and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: August 24, 2022	/s/ Molly Finn
Name: Molly Finn
Title: Vice President & Deputy General Counsel, Corporate & Assistant Secretary